UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2010

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

(614) 225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Hexion Specialty Chemicals, Inc. (the “Registrant” and together with its subsidiaries, “Hexion”) previously announced, pursuant to Rule 135c of the Securities Act of 1933, as amended, Hexion’s intent to offer $700,000,000 aggregate principal amount of senior secured notes due 2018 (the “Notes”) through a private placement.

In the offering circular for the Notes, the Registrant disclosed that it believes that, as of September 30, 2009, it has approximately $50.0 million of capacity for restricted payments under a covenant that will be contained in the indenture for such notes (which covenant is substantially similar to a covenant in the indenture for its existing second lien notes). Such covenant permits restricted payments thereunder, subject to certain conditions, based upon a formula tied to the sum of 50% of consolidated net income (or 100% of consolidated net loss) for the period from June 30, 2006 to the most recently ended fiscal quarter, plus proceeds from equity issuances, cash contributions to the capital of the Registrant, and certain other items, as calculated under the terms of the indenture.

The Registrant is furnishing the information under this Item 7.01 in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On January 14, 2010, the Registrant announced, pursuant to Rule 135c of the Securities Act of 1933, as amended, the intent of its wholly owned subsidiaries, Hexion Finance Escrow LLC and Hexion Escrow Corporation to offer the Notes through a private placement. The press release related to the Notes is attached as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	Text of press release, dated January 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: January 14, 2010	By:	/s/ GEORGE F. KNIGHT
George F. Knight
Senior Vice President - Finance and Treasurer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Text of press release, dated January 14, 2010.